Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Managers                                         5
      Financial Information:
         Distributions to Shareholders                                  8
         Independent Auditors' Report                                   9
         Portfolio of Investments                                      10
         Notes to Portfolio of Investments                             20
         Statement of Assets and Liabilities                           21
         Statement of Operations                                       22
         Statements of Changes in Net Assets                           23
         Notes to Financial Statements                                 24



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA World Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.










USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets                  Very high               $3,000
 First Start Growth                Moderate to high        $3,000
 Gold                              Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International                     Moderate to high        $3,000
 S&P 500 (Registered
  Trademark) Index                 Moderate                $3,000
 Science & Technology              Very high               $3,000
 World Growth                      Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy                 Moderate                $3,000
 Cornerstone Strategy              Moderate                $3,000
 Growth and Tax
  Strategy                         Moderate                $3,000
 Growth Strategy                   Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term                         Moderate                $3,000
 Intermediate-Term                 Low to moderate         $3,000
 Short-Term                        Low                     $3,000
 State Bond Income                 Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market                      Very low                $3,000
 Tax Exempt
  Money Market                     Very low                $3,000
 Treasury Money
  Market Trust                     Very low                $3,000
 State Money Market                Very low                $3,000


Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.















Message from the President

[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA, APPEARS HERE]

When I was a second lieutenant in pilot training at Williams AFB, I read the book THIS KIND OF WAR by T. R. Fehrenbach. More than 30 years later I met Ted Fehrenbach here in San Antonio where he resides and had a chance to tell him that I think he is a brilliant man. I recall reading that LBJ declared THIS KIND OF WAR required reading for people in his administration. Ted writes a regular Sunday column for the San Antonio Express News, and he continues to delight me. Last year he wrote a piece around Columbus Day, which included this observation:

     "Spain was clearly disappointed with her admiral. While he had spent much money charting islands with mosquitoes and a miserable climate (from the Euro standpoint)...the Portuguese had reached the real India and returned with fabulous profits. Of course, Columbus had opened up to Spain a vast empire, filled with treasures of every kind, but then few investors take the long view."

As I read this passage, I thought that Ted's understanding of markets is as sharp as his grasp of history. At the beginning of 1999, there indeed seemed to be few investors with the long view. There were many people declaring the absolute superiority of the S&P 500 and growth stocks, especially tech stocks, while proclaiming that strategies such as value investing and asset allocation were no longer relevant.

The S&P 500 and its index funds have had a wondrous four years, but here we are five-and-a-half months into 1999, and what a difference we're seeing: The Dow Jones Industrial Average is up more than twice as much as the S&P 500 so far this year.

The S&P 500 Index is heavily influenced by companies like America Online, Cisco Systems, Intel, IBM, Lucent, MCI, and Microsoft. The Dow also includes IBM, but its impetus is coming from companies such as J.P. Morgan, Alcoa, Caterpillar, Disney, General Motors, and Union Carbide. The upshot of this is that you can afford to take the long view. Value investing or asset allocation are just different from a growth philosophy. My view, throughout the last 27 years, is that these methods go through cycles of in-favor and out-of-favor. But they do cycle. And just about the time you begin to read that one of them is no longer viable, you can bet the market will change. A good discipline practiced well will give you a very good chance of prospering in the long run.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.

The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks.

Past performance is no guarantee of future results.













Investment Review

USAA WORLD GROWTH FUND

OBJECTIVE: Capital appreciation.

TYPES OF INVESTMENTS: Invests primarily in a mix of foreign and domestic equity securities.

--------------------------------------------------------------------------------
                                           5/31/99              5/31/98
--------------------------------------------------------------------------------
  Net Assets                            $326.7 Million       $356.9 Million
  Net Asset Value Per Share                 $18.11               $18.36
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/99
--------------------------------------------------------------------------------
      1 Year               5 Years             Since Inception on 10/1/92
       2.06%               12.04%                        12.97%
--------------------------------------------------------------------------------

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.









CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund, the Morgan Stanley Capital Index (MSCI)-World, and the Lipper Global Funds Average for the period of 10/01/92 through 05/31/99. The data points from the graph are as follows:

              USAA World             MSCI            Lipper
              Growth Fund            Index           Average
             -------------        -----------      -----------

10/01/92       $10,000              $10,000          $10,000
11/30/92        10,140                9,897           10,094
05/31/93        11,260               11,586           11,469
11/30/93        11,859               11,651           12,501
05/31/94        12,773               12,700           13,387
11/30/94        12,885               12,718           13,361
05/31/95        13,317               14,020           14,168
11/30/95        14,114               15,061           15,132
05/31/96        16,303               16,516           16,884
11/30/96        17,172               17,877           17,817
05/31/97        18,998               19,332           19,408
11/30/97        19,282               20,118           19,883
05/31/98        22,092               23,202           23,052
11/30/98        20,181               24,139           22,092
05/31/99        22,547               26,249           23,564

Data since inception on 10/01/92 through 05/31/99


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA World Growth Fund to its benchmark, the Morgan Stanley Capital Index
(MSCI)-World, an unmanaged index which reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market, and the Lipper Global Funds Average, an average performance level of all global funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.














Message from the Managers

[PHOTOGRAPH OF PORTFOLIO MANAGERS APPEARS HERE: From L to R: Curt Rohrman, CFA (Domestic Securities), W. Travis Selmier, II, CFA (Foreign Securities), Albert
C. Sebastian, CFA (Foreign Securities), and David G. Peebles, CFA (Allocation Manager, Foreign Securities).]

MARKET CONDITIONS
For the 12-month period ended May 31, 1999, your Fund's total return was 2.06%, which compares unfavorably with the Lipper Global Funds Average return of 5.21% and the MSCI World Index return of 11.74%.(1) The Fund's improved performance during the last six months was not enough to offset the weak performance in the first six months.

EUROPE
Most European equity markets rebounded from last year's declines, but returns were negatively impacted in 1999 by weak European currencies despite the introduction of the Euro. Central banks in Europe cut interest rates as economic growth forecasts were revised downward, primarily because of weakness in the German and Italian economies. After last year's sell-off, cyclical and resource stocks rebounded, based on stronger global economic forecasts and higher energy prices. In general, the larger European equity market (for example, United Kingdom) outperformed the smaller ones (for example, Portugal, Belgium) throughout the period.

EMERGING MARKETS
Emerging markets went through a rough summer but have since recovered. Asian equities' strong recovery has been driven by good export growth, signs of reflation in many economies, and capital flows into the stock market and into acquisitions of Asian companies. Although Russia's economic and political problems and the conflict in Kosovo will influence Central European and many Mediterranean markets, these markets look more to the European Community for their political and economic cues. Greece is the best performer in the region. Israel's and South Africa's economic recovery, export strength, and improving political prospects have validated our overweight position in those markets. With the exception of a strong Mexican market, our lower weighting in Latin markets throughout the last six months was validated by Brazil's forced devaluation of its currency, the Real, in January.

JAPAN
Since the election last summer, Japanese politics has solidified, more progress has been seen on Japan's banking crisis, and a raft of corporate restructuring announcements has pushed the market up over the last eight months. While constructive, we will need to see follow-through on the corporate restructuring coupled with stimulatory economic policy to push the market higher. Our technology, telecommunications, and financial holdings helped us outperform the market throughout the period.

CANADA & AUSTRALIA
Although we have preferred Canadian to Australian equities, both markets have rebounded from last year's declines. Our positions in Canada benefited from higher energy prices, a swing back to cyclical stocks, and a stronger Canadian dollar. These same factors had negatively impacted the performance of the Fund in the second half of 1998.

UNITED STATES
Troubled international economies influenced U.S. equity markets throughout the year. During the first half, investors expected recessionary conditions in Asia and Latin America to depress U.S. economic growth and U.S. corporate profitability. Stocks in the basic materials, capital goods, energy, and financial sectors were particularly hard-hit. Following a series of three Federal Reserve interest rate cuts, investor focus shifted in early October from concern about declining earnings to enthusiasm for an acceleration in earnings growth. Sectors in the Fund posting the best returns for the year included technology, communications services, and health care.

Effective October 1, 1998, management of the domestic portion of the World Growth Fund changed, as have many of the stocks in the Fund. Sectors with increased weightings include technology, health care, consumer staples, and consumer cyclicals. Weightings have been reduced in areas offering prospects for slower growth--namely basic materials, capital goods, energy, and utilities.

OUTLOOK
U.S.-based corporations should experience rising profits through 1999 as worldwide economies recover. However, valuations are unlikely to expand materially because the best inflation news is probably behind us. We continue to view Europe positively but have slightly reduced our over-weight position in favor of other markets. European valuations still look attractive, and Europe should continue to benefit from merger and acquisition activity. Canada will benefit from higher commodity prices and strong U.S. economic growth. The Japanese market is likely to be a mixed bag with some sectors doing well. Given a reflating global economy, we believe that emerging markets should continue to perform well.


(1) Refer to the bottom of page 4 for the Lipper Average and MSCI definitions.

Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance.





ASSET ALLOCATION

A pie chart is shown here depicting the Asset Allocation as of May 31, 1999 of the USAA World Growth Fund to be:

United States - 36.4%*; Other - 21.8%* (Countries with less than 3.0% of the portfolio and U.S. Government & Agency Issue); United Kingdom - 10.0%*; Netherlands - 6.0%*; France - 5.7%*; Japan - 5.6%*; Canada - 4.5%*; Italy - 3.1%*; Finland - 3.1%*; and Switzerland - 3.0%*.


 * Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.




---------------------------------------    -------------------------------------
        TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES
          (% OF NET ASSETS)                          (% OF NET ASSETS)
---------------------------------------    -------------------------------------
America Online, Inc.                1.7    Banks - Major Regional            6.6
Cisco Systems, Inc.                 1.4    Telephones                        6.5
Microsoft Corp.                     1.4    Drugs                             5.9
Texas Instruments, Inc.             1.3    Electronics - Semiconductors      4.1
Elf Aquitaine ADR                   1.3    Computer Software & Service       3.5
Nokia Corp. ADR                     1.3    Insurance - Multi-Line Companies  3.5
Hewlett-Packard Co.                 1.3    Communication Equipment           2.9
Clear Channel Communications, Inc.  1.2    Beverages - Nonalcoholic          2.7
Avon Products, Inc.                 1.2    Auto Parts                        2.6
American International Group, Inc.  1.2    Oil - International Integrated    2.6
---------------------------------------    -------------------------------------


Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.


See page 10 for a complete listing of the Portfolio of Investments.
















Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1999. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2000.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. Per share foreign gross income earned and foreign taxes paid during the fiscal year by the Fund are $.23 and $.03, respectively.

                     Ordinary income *              $  .10
                     Long-term capital gains           .52
                                                    ------
                        Total                       $  .62
                                                    ======

22.9% of ordinary income distributions qualify for deduction by corporations.


* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.















Independent Auditors' Report

KPMG

The Shareholders and Board of Trustees
USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA World Growth Fund, a series of the USAA Investment Trust, as of May 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 9 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA World Growth Fund as of May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                       KPMG LLP

San Antonio, Texas
July 2, 1999












USAA WORLD GROWTH FUND
PORTFOLIO OF INVESTMENTS

May 31, 1999

                                                                         Market
  Number                                                                 Value
of Shares                      Security                                  (000)
--------------------------------------------------------------------------------

                           FOREIGN SECURITIES (59.9%)
                             FOREIGN STOCKS (59.7%)
              Argentina (0.1%)
     14,920   IRSA Inversiones y Representaciones S.A. GDR              $    431
--------------------------------------------------------------------------------
              Australia (0.2%)
    124,500   Cable & Wireless Optus Ltd.*                                   238
     70,100   CSL Ltd.                                                       586
--------------------------------------------------------------------------------
                                                                             824
--------------------------------------------------------------------------------
              Austria (1.5%)
      9,000   Bank Austria AG                                                460
     28,200   Boehler Uddeholm AG                                          1,377
     40,200   VA Flughafen Wien AG                                         1,707
     15,500   VA Technologie AG                                            1,301
--------------------------------------------------------------------------------
                                                                           4,845
--------------------------------------------------------------------------------
              Brazil (0.5%)
     19,600   Companhia Brasileira de Distribuicao Grupo Pao
               de Acucar ADR                                                 355
     38,000   Panamerican Beverages, Inc. "A"                                881
  3,200,000   Petroleo Brasileiro S.A. (Preferred)                           453
--------------------------------------------------------------------------------
                                                                           1,689
--------------------------------------------------------------------------------
              Canada (4.5%)
    153,200   Anderson Exploration Ltd.*                                   1,857
     31,000   Canadian Imperial Bank of Commerce                             758
     51,900   Canadian National Railway Co.                                3,322
    139,100   Canadian Occidental Petroleum Ltd.                           1,860
    102,300   National Bank of Canada                                      1,524
     28,300   Nortel Networks Corp.                                        2,122
     61,500   Suncor Energy, Inc.                                          2,322
     19,700   Toronto-Dominion Bank                                        1,040
--------------------------------------------------------------------------------
                                                                          14,805
--------------------------------------------------------------------------------
              Chile (0.1%)
        636   Sociedad Quimica y Minera de Chile S.A. ADR "A"                 22
     11,000   Sociedad Quimica y Minera de Chile S.A. ADR "B"                384
--------------------------------------------------------------------------------
                                                                             406
--------------------------------------------------------------------------------
              China (0.3%)
    659,000   Cosco Pacific Ltd.                                             389
    306,000   New World Infrastructure Ltd.*                                 491
--------------------------------------------------------------------------------
                                                                             880
--------------------------------------------------------------------------------
              Denmark (2.1%)
     18,200   ISS International Service System A/S "B"*                      914
     86,600   SAS Danmark A/S                                                990
     24,000   Tele Danmark A/S "B"                                         2,452
     34,900   Unidanmark A/S                                               2,448
--------------------------------------------------------------------------------
                                                                           6,804
--------------------------------------------------------------------------------
              Egypt (0.1%)
     27,100   Suez Cement Co. S.A.E. GDR                                     402
--------------------------------------------------------------------------------
              Finland (3.1%)
    527,200   Merita plc "A"                                               3,122
     57,400   Nokia Corp. ADR                                              4,075
     89,200   Raisio Group plc                                               975
     65,500   Rauma OYJ                                                      724
     41,800   Sampo Insurance Co. "A"                                      1,264
--------------------------------------------------------------------------------
                                                                          10,160
--------------------------------------------------------------------------------
              France (5.7%)
      7,600   Accor S.A.                                                   1,863
     28,805   CNP Assurances                                                 723
     44,700   Coflexip ADR                                                 1,833
     61,300   Elf Aquitaine ADR                                            4,352
     19,000   Eramet Group                                                   743
      4,700   Essilor International                                        1,646
     13,130   ISIS S.A.                                                      869
     18,500   Louis Dreyfus Citrus                                           386
     38,000   Renault S.A.                                                 1,476
     31,200   Rhone Poulenc S.A.                                           1,480
     33,140   SEITA                                                        2,009
     17,000   Valeo S.A.                                                   1,388
--------------------------------------------------------------------------------
                                                                          18,768
--------------------------------------------------------------------------------
              Germany (2.4%)
     49,800   Continental AG                                               1,153
     52,400   Hoechst AG                                                   2,333
     44,200   Merck KGaA                                                   1,518
     52,250   Veba AG                                                      2,979
--------------------------------------------------------------------------------
                                                                           7,983
--------------------------------------------------------------------------------
              Greece (0.4%)
     41,900   Hellenic Telecommunications Organization S.A. (OTE)            907
     37,970   National Bank of Greece S.A. GDR *                             526
--------------------------------------------------------------------------------
                                                                           1,433
--------------------------------------------------------------------------------
              Hong Kong (0.2%)
     25,000   Asia Satellite Telecommunications Holdings Ltd. ADR            516
--------------------------------------------------------------------------------
              Hungary (0.5%)
     17,000   Magyar Tavkozlesi RT. (MATAV) ADR                              476
     42,900   Mol Magyar Olaj-Es Gazipari GDR                              1,040
--------------------------------------------------------------------------------
                                                                           1,516
--------------------------------------------------------------------------------
              India (0.3%)
     33,000   Hindalco Industries Ltd. GDR                                   470
     44,900   Videsh Sanchar Nigam Ltd. GDR                                  511
--------------------------------------------------------------------------------
                                                                             981
--------------------------------------------------------------------------------
              Israel (0.2%)
    158,872   Bank Hapoalim Ltd.                                             402
     24,300   Blue Square - Israel Ltd. ADR                                  371
--------------------------------------------------------------------------------
                                                                             773
--------------------------------------------------------------------------------
              Italy (3.1%)
     37,400   ENI S.p.A. ADR                                               2,354
    123,000   Erg S.p.A.                                                     370
     24,500   Gucci Group N.V.                                             1,620
    439,000   Italgas S.p.A.                                               1,881
     99,800   Telecom Italia S.p.A. Ordinary                               1,028
    548,100   Telecom Italia S.p.A. Savings                                2,977
--------------------------------------------------------------------------------
                                                                          10,230
--------------------------------------------------------------------------------
              Japan (5.4%)
     45,000   Bridgestone Corp.                                            1,180
     63,000   Daibiru Corp.                                                  495
     75,000   Fujitsu Ltd.                                                 1,254
     22,000   Ito-Yokado Co. Ltd.                                          1,312
    162,000   Nikko Securities Co. Ltd.                                      708
    766,000   Nippon Steel Corp.                                           1,610
        126   Nippon Telegraph & Telephone Corp. (NTT)                     1,230
         10   NTT Mobile Communication Network, Inc.                         547
     35,000   Ono Pharmaceutical Co. Ltd.                                  1,260
     86,000   Sankyo Co. Ltd.                                              2,024
    208,000   Sharp Corp.                                                  2,309
     10,500   Sony Corp.                                                     987
    120,000   Sumitomo Electric Industries, Ltd.                           1,344
    210,000   Toshiba Corp.                                                1,298
--------------------------------------------------------------------------------
                                                                          17,558
--------------------------------------------------------------------------------
              Korea (0.5%)
     13,650   Dongwon Securities Co.                                         295
     19,643   Korea Telecom Corp. ADR*                                       625
     10,000   Samsung Electronics Co. Ltd.                                   696
        818   Samsung Electronics Co. Ltd. Rights*                             9
--------------------------------------------------------------------------------
                                                                           1,625
--------------------------------------------------------------------------------
              Malaysia (0.4%)
    306,000   Genting Bhd (a)                                                870
    249,000   Malaysia International Shipping Corp. Bhd (a)                  348
--------------------------------------------------------------------------------
                                                                           1,218
--------------------------------------------------------------------------------
              Mexico (0.4%)
     32,014   Desc, Sociedad de Fomento Industrial, S.A. de C.V. ADR         716
     67,000   Tubos de Acero de Mexico, S.A. ADR                             620
--------------------------------------------------------------------------------
                                                                           1,336
--------------------------------------------------------------------------------
              Netherlands (6.0%)
     76,400   Akzo Nobel N.V.                                              3,170
     49,500   Benckiser N.V. "B"                                           2,673
     21,000   EVC International N.V.                                         153
     38,000   Fortis NL N.V.                                               1,234
     56,550   ING Group N.V.                                               3,022
     54,200   Koninklijke KPN N.V.                                         2,616
     63,100   Koninklijke Pakhoed N.V. (Certificates)                      1,454
     29,800   Koninklijke Philips Electronics N.V.                         2,563
     43,600   Oce-van der Grinten N.V.                                     1,200
     39,600   VNU N.V.                                                     1,680
--------------------------------------------------------------------------------
                                                                          19,765
--------------------------------------------------------------------------------
              Norway (1.7%)
    604,800   Christiania Bank og Kreditkasse                              2,441
     64,300   Schibsted ASA                                                  741
    230,000   Storebrand ASA *                                             1,542
    169,600   Tandberg Data ASA *                                            858
--------------------------------------------------------------------------------
                                                                           5,582
--------------------------------------------------------------------------------
              Philippines (0.2%)
  2,300,000   SM Prime Holdings, Inc.                                        502
--------------------------------------------------------------------------------
              Poland (0.3%)
     74,200   Elektrim S.A.                                                  866
--------------------------------------------------------------------------------
              Portugal (1.5%)
     88,456   Banco Pinto & Sotto Mayor S.A.                               1,752
     24,500   Brisa-Auto Estradas de Portugal S.A.                         1,108
     45,900   Portugal Telecom S.A. ADR                                    2,077
--------------------------------------------------------------------------------
                                                                           4,937
--------------------------------------------------------------------------------
              Russia (0.1%)
      6,600   LUKoil ADR                                                     241
--------------------------------------------------------------------------------
              Singapore (0.2%)
    113,500   Overseas Union Bank Ltd.                                       583
--------------------------------------------------------------------------------
              South Africa (0.4%)
    415,700   Sanlam Ltd. *                                                  400
     34,462   South African Breweries plc                                    277
    164,000   Standard Bank Investment Corp. Ltd.                            504
--------------------------------------------------------------------------------
                                                                           1,181
--------------------------------------------------------------------------------
              Spain (1.7%)
    103,016   Argentaria, Caja Postal y Banco Hipotecario
               de Espana, S.A.                                             2,308
     22,264   Telefonica de Espana S.A. ADR*                               3,211
--------------------------------------------------------------------------------
                                                                           5,519
--------------------------------------------------------------------------------
              Sweden (2.0%)
     86,000   Autoliv, Inc. GDR                                            2,726
     44,400   Skandinaviska Enskilda Banken "A"                              537
    582,800   Swedish Match AB                                             2,121
     46,100   Volvo AB                                                     1,169
--------------------------------------------------------------------------------
                                                                           6,553
--------------------------------------------------------------------------------
              Switzerland (3.0%)
      2,384   Novartis AG                                                  3,457
      5,300   Selecta Group AG                                             2,098
      1,980   Sulzer AG P.C. *                                             1,157
      5,040   Swisscom AG                                                  1,814
     13,111   Tag Heuer International S.A.                                 1,214
--------------------------------------------------------------------------------
                                                                           9,740
--------------------------------------------------------------------------------
              Taiwan (0.5%)
  1,424,201   China Steel Corp.                                              975
    224,100   Compal Electronics, Inc.                                       600
--------------------------------------------------------------------------------
                                                                           1,575
--------------------------------------------------------------------------------
              Turkey (0.1%)
  7,760,652   Yapi Ve Kredi Bankasi A.S.                                      99
 11,088,521   Yapi Ve Kredi Bankasi A.S. Receipts*,(a)                       142
--------------------------------------------------------------------------------
                                                                             241
--------------------------------------------------------------------------------
              United Kingdom (10.0%)
     36,500   AstraZeneca Group plc                                        1,451
    164,300   Bank of Scotland                                             2,283
    679,900   Billiton plc                                                 2,124
     50,000   BOC Group plc                                                  855
     86,600   British Telecommunications plc                               1,435
    108,000   Cable & Wireless plc                                         1,329
    236,000   Cadbury Schweppes                                            1,604
    133,600   CGU plc                                                      1,952
    975,000   Cookson Group plc                                            2,823
    510,000   Corporate Services Group plc                                   609
     25,400   Glaxo Wellcome plc ADR                                       1,429
    121,000   Laporte plc                                                  1,425
    617,000   Medeva plc                                                   1,078
    140,000   National Westminster Bank plc                                3,176
     36,800   Powergen plc                                                   399
    162,386   Reuters Group plc                                            2,232
    385,000   Safeway plc                                                  1,598
    590,000   Tomkins plc                                                  2,120
    339,722   WPP Group plc                                                2,749
--------------------------------------------------------------------------------
                                                                          32,671
--------------------------------------------------------------------------------
              Total foreign stocks (cost: $155,063)                      195,139
--------------------------------------------------------------------------------


Principal
  Amount
  (000)
-----------

                               FOREIGN BOND(0.2%)
              Japan (0.2%)
  $     400   MBL International Finance (Bermuda) Trust,
               Convertible Notes, 3.00%,11/30/2002 (cost: $400)              444
--------------------------------------------------------------------------------
              Total foreign securities (cost: $155,463)                  195,583
--------------------------------------------------------------------------------


  Number
 of Shares
-----------
                             DOMESTIC STOCKS (36.4%)
              Aluminum (0.7%)
     44,000   Alcoa, Inc.                                                  2,420
--------------------------------------------------------------------------------
              Banks - Major Regional (0.6%)
     52,000   Mellon Bank Corp.                                            1,856
--------------------------------------------------------------------------------
              Beverages - Nonalcoholic (1.8%)
    137,000   Pepsi Bottling Group, Inc.                                   3,176
     76,000   PepsiCo, Inc.                                                2,722
--------------------------------------------------------------------------------
                                                                           5,898
--------------------------------------------------------------------------------
              Biotechnology (0.5%)
     28,000   Amgen, Inc.*                                                 1,771
--------------------------------------------------------------------------------
              Broadcasting - Radio & TV (1.2%)
     60,000   Clear Channel Communications, Inc.*                          3,964
--------------------------------------------------------------------------------
              Chemicals (0.5%)
     38,000   Monsanto Co.                                                 1,577
--------------------------------------------------------------------------------
              Communication Equipment (1.0%)
     56,532   Lucent Technologies, Inc.                                    3,215
--------------------------------------------------------------------------------
              Computer - Hardware (1.2%)
     43,000   Hewlett-Packard Co.                                          4,055
--------------------------------------------------------------------------------
              Computer - Networking (1.4%)
     41,500   Cisco Systems, Inc.*                                         4,523
--------------------------------------------------------------------------------
              Computer Software & Service (3.4%)
     46,000   America Online, Inc.*                                        5,491
     56,000   Microsoft Corp.*                                             4,518
     60,000   Oracle Corp.*                                                1,489
--------------------------------------------------------------------------------
                                                                          11,498
--------------------------------------------------------------------------------
              Drugs (1.5%)
     25,000   Pfizer, Inc.                                                 2,675
     48,000   Schering-Plough Corp.                                        2,163
--------------------------------------------------------------------------------
                                                                           4,838
--------------------------------------------------------------------------------
              Electrical Equipment (1.1%)
     36,000   General Electric Co.                                         3,661
--------------------------------------------------------------------------------
              Electronics - Semiconductors (3.1%)
     84,400   Analog Devices, Inc.*                                        3,244
     48,000   Intel Corp.                                                  2,595
     40,000   Texas Instruments, Inc.                                      4,375
--------------------------------------------------------------------------------
                                                                          10,214
--------------------------------------------------------------------------------
              Entertainment (0.7%)
     80,000   Walt Disney Co.                                              2,330
--------------------------------------------------------------------------------
              Equipment - Semiconductors (0.8%)
     48,000   Applied Materials, Inc.*                                     2,640
--------------------------------------------------------------------------------
              Finance - Diversified (1.3%)
     18,000   Freddie Mac                                                  1,050
     31,900   Morgan Stanley, Dean Witter, Discover & Co.                  3,078
--------------------------------------------------------------------------------
                                                                           4,128
--------------------------------------------------------------------------------
              Foods (1.3%)
     30,000   Hershey Foods Corp.                                          1,628
     75,000   Keebler Foods Co.*                                           2,512
--------------------------------------------------------------------------------
                                                                           4,140
--------------------------------------------------------------------------------
              Health Care - Diversified (1.7%)
     36,000   Bristol-Myers Squibb Co.                                     2,470
     32,000   Johnson & Johnson, Inc.                                      2,964
--------------------------------------------------------------------------------
                                                                           5,434
--------------------------------------------------------------------------------
              Hospitals (0.1%)
      6,500   Lifepoint Hospitals, Inc.*                                      65
--------------------------------------------------------------------------------
              Household Products (1.0%)
     34,000   Procter & Gamble Co.                                         3,175
--------------------------------------------------------------------------------
              Housewares (0.8%)
     63,000   Newell Rubbermaid, Inc.                                      2,552
--------------------------------------------------------------------------------
              Insurance - Multi-Line Companies (1.2%)
     33,750   American International Group, Inc.                           3,858
--------------------------------------------------------------------------------
              Leisure Time (0.6%)
     79,000   Mattel, Inc.                                                 2,089
--------------------------------------------------------------------------------
              Manufacturing - Specialized (0.8%)
     44,000   Avery Dennison Corp.                                         2,635
--------------------------------------------------------------------------------
              Medical Products & Supplies (0.8%)
     38,000   Medtronic, Inc.                                              2,698
--------------------------------------------------------------------------------
              Oil & Gas - Drilling/Equipment (0.5%)
     41,000   Halliburton Co.                                              1,696
--------------------------------------------------------------------------------
              Personal Care (1.2%)
     80,000   Avon Products, Inc.                                          3,955
--------------------------------------------------------------------------------
              Retail - Drugs (1.2%)
     58,000   CVS Corp.                                                    2,668
     40,000   Duane Reade, Inc.*                                           1,275
--------------------------------------------------------------------------------
                                                                           3,943
--------------------------------------------------------------------------------
              Retail - General Merchandising (1.2%)
     60,000   Dayton Hudson Corp.                                          3,780
--------------------------------------------------------------------------------
              Retail - Specialty Apparel (1.2%)
     61,500   Gap, Inc.                                                    3,848
--------------------------------------------------------------------------------
              Services - Data Processing (0.9%)
     68,000   First Data Corp.                                             3,056
--------------------------------------------------------------------------------
              Telecommunications - Long Distance (1.1%)
     40,000   MCI Worldcom, Inc.*                                          3,455
--------------------------------------------------------------------------------
              Total domestic stocks (cost: $69,077)                      118,967
--------------------------------------------------------------------------------

 Principal
  Amount
  (000)
--------------

                     U.S. GOVERNMENT & AGENCY ISSUE (2.9%)
              Discount Note
  $   9,391   Federal Home Loan Mortgage Corp., 4.72%,
               6/01/1999 (cost: $9,387)                                    9,387
--------------------------------------------------------------------------------
              Total investments (cost: $233,927)                        $323,937
================================================================================






                          PORTFOLIO SUMMARY BY INDUSTRY
                          -----------------------------
            Banks - Major Regional                               6.6%
            Telephones                                           6.5
            Drugs                                                5.9
            Electronics - Semiconductors                         4.1
            Computer Software & Service                          3.5
            Insurance - Multi-Line Companies                     3.5
            Communication Equipment                              2.9
            U.S. Government & Agency Issues                      2.9
            Beverages - Nonalcoholic                             2.7
            Auto Parts                                           2.6
            Oil - International Integrated                       2.6
            Electrical Equipment                                 2.3
            Household Products                                   1.8
            Health Care - Diversified                            1.7
            Finance - Diversified                                1.6
            Services - Data Processing                           1.6
            Railroads/Shipping                                   1.6
            Foods                                                1.6
            Manufacturing - Specialized                          1.5
            Telecommunications - Long Distance                   1.5
            Computer - Hardware                                  1.4
            Retail - Specialty                                   1.4
            Chemicals - Specialty                                1.4
            Iron & Steel                                         1.4
            Computer - Networking                                1.4
            Oil & Gas - Drilling/Equipment                       1.3
            Medical Products & Supplies                          1.3
            Tobacco                                              1.3
            Manufacturing - Diversified Industries               1.2
            Broadcasting - Radio & TV                            1.2
            Personal Care                                        1.2
            Banks - Money Center                                 1.2
            Retail - Drugs                                       1.2
            Retail - Specialty Apparel                           1.2
            Retail - General Merchandising                       1.2
            Oil & Gas - Exploration & Production                 1.1
            Electric Utilities                                   1.0
            Metals/Mining                                        1.0
            Other                                               17.8
                                                                -----
                                                                99.2%
                                                                =====









USAA WORLD GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 1999


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

SPECIFIC NOTES
(a) Illiquid security valued using methods determined by the Fund's investment manager under the general supervision of the Board of Trustees. At May 31, 1999, these securities represented .42% of the Fund's net assets.

* Non-income producing security.


See accompanying notes to financial statements.















USAA WORLD GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 1999


ASSETS
   Investments in securities, at market value
    (identified cost of $233,926)                                     $ 323,937
   Cash                                                                       2
   Cash denominated in foreign currencies (identified cost of $579)         563
   Receivables:
      Capital shares sold                                                 2,566
      Dividends and interest                                                988
      Securities sold                                                        93
      Unrealized appreciation of foreign currency contracts held,
       at value                                                               1
                                                                     -----------
            Total assets                                                328,150
                                                                     -----------

LIABILITIES
   Securities purchased                                                     579
   Unrealized depreciation on foreign currency contracts
    held, at value                                                            2
   Capital shares redeemed                                                  526
   USAA Investment Management Company                                       212
   USAA Transfer Agency Company                                              39
   Accounts payable and accrued expenses                                     90
                                                                     -----------
         Total liabilities                                                1,448
                                                                     -----------
            Net assets applicable to capital shares outstanding       $ 326,702
                                                                     ===========
REPRESENTED BY:
   Paid-in capital                                                    $ 222,813
   Accumulated undistributed net investment income                        1,104
   Accumulated net realized gain on investments                          12,806
   Net unrealized appreciation of investments                            90,011
   Net unrealized depreciation on foreign currency translations             (32)
                                                                     -----------
            Net assets applicable to capital shares outstanding       $ 326,702
                                                                     ===========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                           18,038
                                                                     ===========
   Net asset value, redemption price, and offering price per share    $   18.11
                                                                     ===========

See accompanying notes to financial statements.










USAA WORLD GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended May 31, 1999


Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $536)               $   4,924
      Interest                                                              584
                                                                     -----------
         Total income                                                     5,508
                                                                     -----------
   Expenses:
      Management fees                                                     2,421
      Transfer agent's fees                                                 811
      Custodian's fees                                                      297
      Postage                                                               107
      Shareholder reporting fees                                             31
      Trustees' fees                                                          4
      Registration fees                                                      33
      Professional fees                                                      32
      Other                                                                   8
                                                                     -----------
         Total expenses                                                   3,744
                                                                     -----------
            Net investment income                                         1,764
                                                                     -----------
Net realized and unrealized gain (loss) on investments
     and foreign currency:
   Net realized gain (loss) on:
      Investments                                                        12,989
      Foreign currency transactions                                        (206)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                       (10,486)
      Foreign currency translations                                         212
                                                                     -----------
            Net realized and unrealized gain                              2,509
                                                                     -----------
Increase in net assets resulting from operations                      $   4,273
                                                                     ===========

See accompanying notes to financial statements.













USAA WORLD GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,

                                                              1999        1998
                                                          ----------------------
From operations:
   Net investment income                                   $  1,764    $  2,137
   Net realized gain on investments                          12,989      20,147
   Net realized loss on foreign currency transactions          (206)       (201)
   Change in net unrealized appreciation/depreciation of:
      Investments                                           (10,486)     28,234
      Foreign currency translations                             212        (228)
                                                          ----------------------
      Increase in net assets resulting from operations        4,273      50,089
                                                          ----------------------
Distributions to shareholders from:
   Net investment income                                     (1,995)     (1,436)
                                                          ----------------------
   Net realized gains                                       (10,052)    (19,161)
                                                          ----------------------
From capital share transactions:
   Proceeds from shares sold                                125,901      98,870
   Shares issued for dividends reinvested                    11,871      20,347
   Cost of shares redeemed                                 (160,176)    (98,628)
                                                          ----------------------
      Increase (decrease) in net assets from
         capital share transactions                         (22,404)     20,589
                                                          ----------------------
Net increase (decrease) in net assets                       (30,178)     50,081
Net assets:
   Beginning of period                                      356,880     306,799
                                                          ----------------------
   End of period                                           $326,702    $356,880
                                                          ======================
Accumulated undistributed net investment income:
   End of period                                           $  1,104    $  1,828
                                                          ======================
Change in shares outstanding:
   Shares sold                                                7,368       5,678
   Shares issued for dividends reinvested                       664       1,220
   Shares redeemed                                           (9,429)     (5,684)
                                                          ----------------------
      Increase (decrease) in shares outstanding              (1,397)      1,214
                                                          ======================


See accompanying notes to financial statements.












USAA WORLD GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

May 31, 1999


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA World Growth Fund (the Fund). The Fund's investment objective is capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets mostly in a mix of foreign and domestic equity securities.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease paid-in capital by $7,000, to decrease accumulated undistributed net investment income by $287,000, and to increase accumulated net realized gain on investments by $294,000.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the year ended May 31, 1999.


(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the period ended May 31, 1999, were $159.5 million and $189.5 million, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1999, was $104.1 million and $14.1 million, respectively.


(5) FOREIGN CURRENCY CONTRACTS
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At May 31, 1999, the terms of open foreign currency contracts were as follows (in thousands):

Foreign Currency Contracts to Buy:
--------------------------------------------------------------------------------
                           U.S. Dollar   In Exchange
 Exchange   Contracts to   Value as of     for U.S.    Unrealized    Unrealized
   Date        Receive       5/31/99        Dollar    Appreciation  Depreciation
--------------------------------------------------------------------------------
 6/01/99         235         $  38         $  38          $ -           $  -
         South African Rand
--------------------------------------------------------------------------------
 6/01/99         56              9             9            -              -
         South African Rand
--------------------------------------------------------------------------------
 6/02/99         112           179           179            -              -
            Pound Sterling
--------------------------------------------------------------------------------
 6/02/99         87            140           140            -              -
            Pound Sterling
--------------------------------------------------------------------------------
                             $ 366         $ 366          $ -           $  -
================================================================================


Foreign Currency Contracts to Sell:
--------------------------------------------------------------------------------
                           U.S. Dollar   In Exchange
 Exchange   Contracts to   Value as of    for U.S.     Unrealized    Unrealized
   Date        Deliver       5/31/99       Dollar     Appreciation  Depreciation
--------------------------------------------------------------------------------
 6/01/99         51          $  53         $  54          $ 1          $   -
           Euro Currency
--------------------------------------------------------------------------------
 6/01/99         14             15            15            -              -
           Euro Currency
--------------------------------------------------------------------------------
 6/01/99       27,998          232           230            -             (2)
            Japanese Yen
--------------------------------------------------------------------------------
 6/02/99         37             39            39            -              -
           Euro Currency
--------------------------------------------------------------------------------
                             $ 339         $ 338          $ 1          $  (2)
================================================================================



(6) TRANSACTIONS WITH MANAGER
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the period ended May 31, 1999, was $18,000.


(7) TRANSACTIONS WITH AFFILIATES
Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(8) YEAR 2000 (UNAUDITED)
Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.


(9) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                                           Year Ended May 31,
                           -----------------------------------------------------
                              1999       1998       1997       1996       1995
                           -----------------------------------------------------
Net asset value at
   beginning of period     $  18.36   $  16.84   $  15.50   $  12.96   $  12.71
Net investment income           .10        .11        .11        .12        .07
Net realized and
   unrealized gain              .27       2.51       2.28       2.73        .46
Distributions from net
   investment income           (.10)      (.08)      (.14)      (.08)        -
Distributions of realized
   capital gains               (.52)     (1.02)      (.91)      (.23)      (.28)
                           -----------------------------------------------------
Net asset value at
   end of period           $  18.11   $  18.36   $  16.84   $  15.50   $  12.96
                           =====================================================
Total return (%) *             2.06      16.29      16.52      22.43       4.26
Net assets at end of
   period (000)            $326,702   $356,880   $306,799   $267,192   $200,745
Ratio of expenses to
   average net assets (%)      1.16       1.13       1.20       1.27       1.28
Ratio of net investment
   income to average net
   assets (%)                   .55        .64        .63        .96        .69
Portfolio turnover (%)        51.19      45.04      50.02      60.97      58.88


* Assumes reinvestment of all dividend income and capital gain distributions during the period.









TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777